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                                                                   Exhibit 10.13

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED, FLEDGED, HYPOTHECATED, OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (1) REGISTRATION IN COMPLIANCE WITH SAID ACT AND SUCH STATE LAWS OR (2) THE OPINION OF COUNSEL, SATISFACTORY IN FORM AND SUBSTANCE TO THE COMPANY AND ITS COUNSEL, TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.

                               STOCK PURCHASE WARRANT

                              TO PURCHASE 6,250 SHARES
                                 OF COMMON STOCK OF

                           AUGUST TECHNOLOGY CORPORATION

                                   JULY 24, 1998

     THIS CERTIFIES THAT, for other good and valuable consideration, III-D Capital, LLC or its registered assigns, is entitled to subscribe for and purchase from August Technology Corporation, a Minnesota corporation (the "Company"), at any time to and including July 23, 2005 (seven years from the date of this Warrant), six thousand two hundred fifty (6,250) shares (the "Shares") of the Company's Common Stock, $.01 par value, at the warrant purchase price of $1.80 per Share, or such greater or lesser number of such Shares as may be determined by the anti-dilution provisions of this Warrant.

     This Warrant is subject to the following provisions, terms and conditions:

     The holder, by acceptance hereof, represents and warrants that (a) it is acquiring this Warrant for its own account for investment purposes only and not with a view to its resale or distribution and (b) it has no present intention to resell or otherwise dispose of all or any part of this Warrant. Other than pursuant to registration under federal and applicable state securities laws or an exemption from such registration, the availability of which the Company shall determine in its sole discretion, neither this Warrant nor any shares of Shares may be sold, pledged, assigned, or otherwise disposed of (whether voluntarily or involuntarily). The Company may condition such sale, pledge, assignment, or other disposition on the receipt from the party to whom this Warrant is to be so transferred or to whom Shares are to be issued or so transferred of any representations and agreements requested by the Company in order to permit such issuance or transfer to be made pursuant to exemptions from registration under federal and applicable state securities laws. Each certificate representing the Warrant (or any part thereof and any Shares shall be stamped with appropriate legends setting forth these restrictions on transferability.

     1. EXERCISE. The rights represented by this Warrant may be exercised by the holder hereof, in whole or in part (but not as to a fractional Share), by written notice of exercise (in the form attached hereto), together with the surrender of this Warrant (properly endorsed if required)


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at the principal office of the Company and payment to the Company of the purchase price for such Shares as follows: at the time of exercise of this Warrant the holder may determine whether to pay the total purchase price of the Shares to be purchased solely in cash (including a personal check or a certified or bank cashier's check, payable to the order of the Company) or by transfer from the holder to the Company of previously acquired shares of Common Stock of the Company with a then current aggregate Fair Market Value equal to such total purchase price, or by a combination of cash and such previously acquired shares of Common Stock. The Company may reject the holder's election to pay all or part of the purchase price under this Warrant with previously acquired shares of Common Stock and may require such purchase price to be paid entirely in cash if, in the sole discretion of the Company, payment in previously acquired shares would cause the Company to be required to recognize a charge to earnings in connection therewith. For purposes of this Warrant, (a) "previously acquired shares" shall include both shares of Common Stock of the Company that are already owned by the holder at the time of exercise and Shares which are to be acquired pursuant to the exercise of this Warrant, and (b) "Fair Market Value" will be determined in good faith by the Company.

     2. TRANSFERABILITY. This Warrant may be transferred, or divided into two or more Warrants of smaller denominations, subject to the following conditions: the issuance of this Warrant has not been registered under the Securities Act of 1933 and, accordingly, no transfer of this Warrant may be made without registration in compliance with such act and laws or an opinion, satisfactory to the Company and its counsel, to the effect that such registration is not required.

     3. ISSUANCE OF SHARES. The Company agrees that, the Shares purchased by the exercise of this Warrant shall be and are deemed to be issued to the record holder hereof as of the which this Warrant shall have been surrendered and the payment made for such Shares as aforesaid. Subject to the provisions of the next paragraph and to Section 7 of this Warrant, certificates for the Shares so purchased shall be delivered to the holder hereof within a reasonable time, not exceeding fifteen (15) days after the rights represented by this Warrant shall have been so exercised, and, unless this Warrant has expired, a new Warrant representing the right to purchase the number of Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be delivered to the holder hereof within such time.

     Notwithstanding the foregoing, however, the Company shall not be required to deliver any certificate for Shares upon exercise of this Warrant except in accordance with the provisions, and subject to the limitations, of Section 7 hereof.

     4.   COVENANTS OF COMPANY.  The Company covenants and. agrees that:

          (a) All Shares which may be issued upon the exercise of this Warrant, will, upon issuance, be duly authorized and issued, fully paid, nonassessable, and free from all taxes, liens, and charges with respect to the issue thereof;

          (b) During the period within which this Warrant may be exercised, the Company will at all times have authored, and reserved for the purpose of issue or transfer upon


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exercise of this Warrant, a sufficient number of Shares to provide for the exercise of this Warrant.

     5. ANTI-DILUTION ADJUSTMENTS. The above provisions are, however, subject to the following:

          (a) In case the Company shall (i) pay a dividend in Common Stock or make a distribution in Common Stock, (ii) subdivide its outstanding Common Stock, (iii) combine its outstanding Common Stock into a smaller number of shares of Common Stock, or (iv) issue by reclassification of its Common Stock other securities of the Company, the number of Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the holder or holders of this Warrant shall be entitled to receive the kind and number of Shares of the Company which it would have owned or would have been entitled to receive immediately after the happening of any of the events described above, had the Warrants (and each underlying security) been exercised immediately prior to the happening of such event or any record date with respect thereto. Any adjustment made pursuant to this subsection 4(a) shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

          (b) No fractional Shares are to be issued upon the exercise of this Warrant, but the Company shall pay a cash adjustment in respect of any fraction of a Share which would otherwise be issuable in an amount equal to the same traction of the market price per Share on the day of exercise as determined in good faith by the Company.

          (c) If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities, or assets with respect to or in exchange for Common Stock or such warrants, then, as a condition of such reorganization, reclassification, consolidation, merger, or sale, lawful and adequate provision shall be made whereby the holder hereof shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the Shares immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock, securities, or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of Common Stock equal to the number of shares of Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented by this Warrant (and each underlying security) had such reorganization, reclassification, consolidation, merger, or sale not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of the holder of this Warrant to the end that the provisions hereof shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities, or assets thereafter deliverable upon the exercise hereof. The Company shall not effect any such consolidation, merger, or sale, unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger, or the corporation purchasing such assets, shall assume by written instrument executed and mailed to the registered holder hereof at the last address of such holder appearing on the books of the Company, the obligation to deliver to such holder such shares of


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stock, Warrants, securities, or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase.

          (d) Upon any adjustment of the Warrant purchase price, then and in each such case, the Company shall give written notice thereof, by first class mail, postage prepaid, addressed to the registered holder as shown on the books of the Company, which notice shall state the Warrant purchase price resulting from such adjustment and the increase or decrease, if any, in the number of Shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

          (e) As used herein, the term "Common Stock" shall mean and include the Company's presently authorized common stock, $.01 par value, and shall also include any capital stock of any class of the Company hereafter authorized which shall not be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution, or up o the Company.

     6. NO VOTING RIGHTS. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a shareholder of the Company.

     7.   NOTICE OF TRANSFER OF WARRANT OR RESALE OF WARRANT SHARES.

          (a) The holder of this Warrant by acceptance hereof, agrees that if the Shares are not issued to the holder of this Warrant in a transaction consummated pursuant to an effective registration under the Securities Act of 1933, as amended (the "33 Act"), such holder will give written notice to the Company before exercising this Warrant or transferring such Shares, as the case may be, of such holder's intention to do so, describing briefly the manner of any proposed exercise or transfer (on the form attached hereto). Promptly upon receiving such written notice, the Company shall present copies thereof to the Company's counsel and to counsel to the original purchaser of this Warrant. If in the opinion of each such counsel the proposed exercise or transfer may be effected without registration or qualification (under any federal or state law), the Company, as promptly as practicable, shall notify such holder of such opinion, whereupon such holder shall be entitled to exercise this Warrant or shall be entitled to transfer such Shares, as the case may be, all in accordance with the terms of the notice delivered by such holder to the Company, provided that an appropriate legend may be endorsed on such Shares respecting restrictions upon exercise and transfer thereof necessary or advisable in the opinion of counsel satisfactory to the Company to prevent transfer exercises and transfers which would be in violation of Section 5 of the Act and applicable state laws.

          (b) If in the opinion of the counsel referred to in this Section 7, the proposed exercise, transfer, or disposition described in the written notice given pursuant to this Section 7 may not be effected without registration or qualification under the 33 Act, the Company shall promptly give written notice thereof to the holder hereof, and such holder will limit its activities in respect to such as, in the opinion of both such counsel, are permitted by law.


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     IN WITNESS WHEREOF, August Technology Corporation has caused this Warrant to be signed by its duly authorized officer and to be dated as of July 24, 1998.


                              AUGUST TECHNOLOGY CORPORATION


                              By  ________________________________________
                                  Jeffrey L. O'Dell, President

































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                              FULL EXERCISE OF WARRANT

                     TO BE EXECUTED BY THE REGISTERED HOLDER IF
                 HE DESIRES TO EXERCISE IN FULL THE WITHIN WARRANT


The undersigned hereby exercises the right to purchase the 6,250 shares of Common Stock covered by the attached Warrant at the date of this subscription and herewith makes payment of the sum of $11,250 representing the Purchase Price of $1.80 per share in effect at that date. Certificates for such shares shall be issued in the name of and delivered to the undersigned, unless otherwise specified by written instructions, signed by the undersigned and accompanying this subscription.


Dated:__________________



                              Signature:

                              _______________________________________

                              _______________________________________
                                                       (Print Name)


                              Address:

                              _______________________________________

                              _______________________________________

                              _______________________________________
















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                            PARTIAL EXERCISE OF WARRANT

                   TO BE EXECUTED BY THE REGISTERED HOLDER IF HE
                 DESIRES TO EXERCISE IN PART ONLY THE WITHIN WARRANT


The undersigned hereby exercises the right to purchase ___________ shares of the total shares of Common Stock covered by the within Warrant at the date of this subscription and herewith makes payment of the sum of $____________ representing the Purchase Price of $1.80 per share in effect at this date. Certificates for such shares and a new Warrant of like tenor and date for the balance of the shares not subscribed for shall be issued in the name of and delivered to the undersigned, unless otherwise specified by written instructions, signed by the undersigned and accompanying this subscription.

(The following paragraph need be completed only if the Purchase Price and number of shares of Common Stock specified in the within Warrant have been adjusted pursuant to Section 7.)

The shares hereby subscribed for constitute ___________ shares of Common Stock (to the nearest whole share) resulting from adjustment of __________ shares of the total of _________ shares of Common Stock covered by the within Warrant, as said shares were constituted at the date of the Warrant.


Dated:__________________

                              Signature:

                              _______________________________________

                              _______________________________________
                                                      (Print Name)


                              Address:

                              _______________________________________

                              _______________________________________

                              _______________________________________


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